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                                                                      Exhibit 15


                                AWARENESS LETTER




Securities And Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

         We are aware that our report dated February 14, 2002 on our review of the interim financial information of TRC Companies, Inc. for the period ended December 31, 2001 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in this Registration Statement on Form S-3.

                                               Yours very truly,



                                               /s/ PricewaterhouseCoopers LLP




Hartford, Connecticut
May 13, 2002